UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2007

FMC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1803 Gears Road, Houston, TX 77067

(Address of principal executive offices) (Zip Code)

(281) 591-4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 13, 2007, FMC Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2006. After the release was issued, the Company identified an adjustment that affected its unaudited December 31, 2006 balance sheet. The Company has updated its balance sheet to reflect proper classification of the funded status of its pension plans as of December 31, 2006. The adjustment, which reflects a $15.0 million increase in pension plan assets, increases assets by $4.6 million, decreases liabilities by $4.6 million and increases equity by $9.2 million as of December 31, 2006. A copy of the revised balance sheet is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

99.1	FMC Technologies, Inc. Unaudited Balance Sheet as of December 31, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC TECHNOLOGIES, INC.

By:	/s/ William H. Schumann, III
William H. Schumann, III
Senior Vice President and Chief Financial Officer

Date: February 26, 2007